Exhibit 10.19.6
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO COLLABORATION AGREEMENT
This Third Amendment to the Collaboration Agreement (“Amendment”) is entered into as of October 31, 2025 (the “Third Amendment Effective Date”) by and among Amgen Inc., a Delaware corporation having its principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320-1799 (“Amgen”), BeOne Medicines I GmbH (f/k/a BeiGene Switzerland GmbH), a Swiss corporation with a principal place of business at Aeschengraben 27, 4051 Basel, Switzerland (“BeOne”), and BeOne Medicines Ltd. (f/k/a BeiGene, Ltd.), a Swiss corporation with a principal place of business at Aeschengraben 27, 4051 Basel, Switzerland (“BeOne Parent”). BeOne and Amgen are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” This Amendment amends that certain Collaboration Agreement, entered into as of October 31, 2019 (as amended from time to time, the “Agreement”), by and between Amgen and BeOne and, solely with respect to Section 13.6 thereof, BeOne Parent. Capitalized terms used but not defined herein have the meanings given to them in the Agreement.
RECITALS
WHEREAS, pursuant to the Agreement, Amgen and BeOne collaborate on the commercialization of certain Products (as defined in the Agreement) in the Collaboration Territory (as defined in the Agreement) and the global development funding and clinical development and commercialization of certain clinical-stage Pipeline Products in the Collaboration Territory; and
WHEREAS, the Parties desire to enter into this Amendment, upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the Parties, intending to be legally bound hereby, do agree as follows:
AGREEMENT
1.Amendments to Party Names.
a.All references in the Agreement to “BeiGene Switzerland GmbH” are hereby amended to “BeOne Medicines I GmbH.”
b.All references in the Agreement to “BeiGene, Ltd.” are hereby amended to “BeOne Medicines Ltd.”
c.All references in the Agreement to “BeiGene” are hereby amended to “BeOne.”

d.All references in the Agreement to “BeiGene Parent” are hereby amended to “BeOne Parent.”
2.Amendment to Select Definitions.
a.The defined term “Bo Ao Product” is hereby amended and restated in its entirety as follows:
“Bo Ao Product” means any Product which is approved by the JSC for importation into Hainan Bo Ao prior to Regulatory Approval of such Product.”
b.The defined term “Early Access Product” is hereby amended and restated in its entirety as follows:
“Early Access Product” means each of a Bo Ao Product or a Tianjin Product.”
c.The defined term “Tianjin Product” is hereby amended and restated in its entirety as follows:
“Tianjin Product” means any Product which is approved by the JSC for importation into Tianjin prior to Regulatory Approval of such Product.”
d.The defined term “Tianjin Support Costs” is hereby amended and restated in its entirety as follows:
“Tianjin Support Costs” means all actual and, if reasonably practicable, [*].”
3.The first paragraph of Section 7.2.8 of the Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding anything to the contrary in this Agreement, the Parties desire to initiate the Profit-sharing arrangement set forth in Section 7.2 for any Bo Ao Product, Tianjin Product or Early Access Product prior to applicable Initiation Date, subject to the following terms and conditions:”
4.Supply Price Schedule. The Supply Price Schedule is hereby amended to include the following as a new row:

[*]	[*]%

5.Miscellaneous.
a.Except as specifically amended above, the Agreement shall continue to be in full force and effect.

b.This Amendment and its effect are subject to and shall be construed and enforced in accordance with the laws of the State of New York, U.S.A.
c.This Amendment may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument. Signature pages of this Amendment may be exchanged by facsimile or other electronic means without affecting the validity thereof.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Third Amendment Effective Date.

AMGEN INC.

/s/ Rachna Khosla
Name: Rachna Khosla
Title: Senior Vice President, Business Development

BEONE MEDICINES I GMBH

/s/ Michael Schoen
Name: Michael Schoen
Title: Managing Director

BEONE MEDICINES LTD.

/s/ Chan Lee
Name: Chan Lee
Title: Senior Vice President, General Counsel & Corporate Secretary